UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2021

Live Oak Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 S. Main Street, #2550
Memphis, TN 38103
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (901) 685-2865

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	LOKB.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	LOKB	The New York Stock Exchange
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	LOKB WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Subscription Agreements

As previously announced, on May 6, 2021, Live Oak Acquisition Corp. II, a Delaware corporation (“LOKB”), Live Oak Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of LOKB (“Merger Sub”), and Navitas Semiconductor Limited, a private company limited by shares organized under the Laws of Ireland (“Navitas Ireland”) with a dual existence as a domesticated limited liability company in the State of Delaware as Navitas Semiconductor Ireland, LLC, a Delaware limited liability company (“Navitas Delaware” and, together with Navitas Ireland, the “Company”), entered into a business combination agreement and plan of reorganization (the “Business Combination Agreement”), pursuant to which, among other things, LOKB will be obligated to commence a tender offer for the entire issued share capital of Navitas Ireland other than certain Navitas Ireland Restricted Shares (as defined below) (the “Tender Offer”), and Merger Sub will merge with and into Navitas Delaware (the “Merger” and together with the other transactions related thereto, the “Proposed Transactions”), with Navitas Delaware surviving the Merger as a wholly owned subsidiary of LOKB, and as a result of the Tender Offer and the Merger, the Company will be a wholly owned direct subsidiary of LOKB.

As previously announced in connection with the execution of the Business Combination Agreement, on May 6, 2021, LOKB entered into separate subscription agreements (collectively, the “Signing Subscription Agreements”) with a number of investors (collectively, the “Signing Subscribers”), pursuant to which the Signing Subscribers agreed to purchase, and LOKB agreed to sell to the Signing Subscribers, an aggregate of 14,500,000 shares of LOKB Class A Common Stock (the “Signing PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $145,000,000, in a private placement (the “Signing PIPE”). On August 17, 2021, LOKB entered into a subscription agreement (the “Additional Subscription Agreement” and, together with the Signing Subscription Agreements, the “Subscription Agreements”) with China Ireland Growth Technology Fund II, L.P., an affiliate of an existing shareholder of the Company (the “Additional Subscriber” and, together with the Signing Subscribers, the “Subscribers”), pursuant to which the Additional Subscriber agreed to purchase, and LOKB agreed to sell to the Additional Subscriber, an aggregate of 1,000,000 shares of LOKB Class A Common Stock (the “Additional PIPE Shares” and, together with the Signing PIPE Shares, the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $10,000,000, in a private placement (the “Additional PIPE” and, together with the Signing PIPE, the “PIPE”).

The closing of the sale of the PIPE Shares pursuant to the Subscription Agreements will take place substantially concurrently with the closing of the Proposed Transactions (the “Closing”) and is contingent upon, among other customary closing conditions, the subsequent consummation of the Proposed Transactions. The purpose of the PIPE is to raise additional capital for use by the combined company following the Closing.

Pursuant to the Subscription Agreements, LOKB agreed that, within 30 calendar days after the consummation of the Proposed Transactions, LOKB will file with the Securities and Exchange Commission (the “SEC”) (at LOKB’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “PIPE Resale Registration Statement”), and LOKB will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practicable after the filing thereof.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Backstop Agreement

On August 20, 2021, LOKB entered into a backstop agreement (the “Backstop Agreement”) with Live Oak Sponsor Partners II, LLC, a Delaware limited liability company (our “Sponsor”) and Encompass Capital Advisors LLC, a Delaware limited liability company (“Encompass”), pursuant to which Encompass has agreed to direct certain managed accounts and/or fund entities for which it has investment discretion to offer to purchase up to 2,000,000 shares of LOKB Class A common stock (the “Class A Common Stock”) (the “Commitment Amount”) prior to the Closing.

Pursuant to the Backstop Agreement, Encompass agreed that it will direct certain managed accounts and/or fund entities for which it has investment discretion to satisfy the equity commitment up to the Commitment Amount in accordance with the terms of the Backstop Agreement by (a) purchasing shares in the open market at any time and from time to time on and after the filing of the Backstop Agreement by LOKB on Form 8-K until 5:00 PM Eastern Time (the “Deadline”) on the business day prior to the redemption deadline specified in the registration statement on Form S-4 (as amended to date, the “Registration Statement”) or (b) to the extent the number of shares of LOKB Class A Common Stock held in the aggregate through such managed accounts or fund entities at the Deadline does not equal or exceed the Commitment Amount, by offering to purchase shares of Class A Common Stock at a price not to exceed $10.02 per share from one or more third parties that have elected to redeem their public shares against the trust account that holds the proceeds (including interest not previously released to LOKB to pay its taxes) from LOKB’s initial public offering and a concurrent private placement of private placement warrants to our Sponsor (the “Trust Account”) in connection with the special meeting and require that, as a condition of such purchase, such third parties withdraw the shares of Class A Common Stock from redemption against the Trust Account in connection with the special meeting.

Encompass has agreed to vote any shares of Class A Common Stock held by Encompass as of the record date for the special meeting in favor of the Proposed Transactions and all other proposals to be presented at the special meeting, provided that such proposals have been approved and recommended by the LOKB Board for approval by LOKB’s stockholders. Encompass has also agreed to not redeem any shares of Class A Common Stock in connection with the Proposed Transactions.

In consideration of Encompass’s performance of the obligations described above and upon satisfaction (or, if applicable, waiver) of certain conditions set forth in the Backstop Agreement, promptly following the closing of the Proposed Transactions (but no later than one business day following such date), our Sponsor will transfer an aggregate of 1,500,000 private placement warrants to Encompass. Pursuant to the Backstop Agreement, LOKB agreed that, within 30 calendar days after the consummation of the Proposed Transactions, LOKB will file with the SEC (at LOKB’s sole cost and expense) a registration statement registering the resale or other disposition of the private placement warrants received by Encompass pursuant to the Backstop Agreement (including any shares of Class A Common Stock issued or issuable upon the exercise of any such private placement warrants). LOKB has agreed to use its commercially reasonable efforts to cause such registration statement to become effective by the SEC as soon as reasonably practicable after the filing thereof. In addition, Encompass will be entitled to customary piggyback registration rights.

LOKB and our Sponsor may enter into additional arrangements similar to the Backstop Agreement described above.

The foregoing description of the Backstop Agreement is qualified in its entirety by reference to the full text of the form of the Backstop Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of LOKB that may be issued in connection with the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Important Information for Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the Proposed Transactions, LOKB has filed a registration statement on Form S-4 (as amended to date, the “Registration Statement”) with the SEC, which includes a proxy statement/prospectus of LOKB. LOKB also plans to file other documents with the SEC regarding the Proposed Transactions. After the Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of LOKB. SHAREHOLDERS OF LOKB AND THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about LOKB and the Company, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

LOKB and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LOKB in connection with the Proposed Transactions. The Company and its officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of LOKB is set forth in the Registration Statement and in LOKB’s Annual Report on Form 10-K which was filed with the SEC on March 25, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are and will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact contained herein regarding the Proposed Transactions, the ability of the parties to consummate the Proposed Transactions, the benefits of the Proposed Transactions and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projections of market opportunity and market share, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “plan,” “seek,” “expect,” “project,” “forecast,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

LOKB and the Company caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, including the possibility that the expected growth of the Company’s business will not be realized, or will not be realized within the expected time period, due to, among other things: (i) the Company’s goals and strategies, future business development, financial condition and results of operations; (ii) the Company’s customer relationships and ability to retain and expand these customer relationships; (iii) the Company’s ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting the Company’s expenses; (iv) the Company’s ability to diversify its customer base and develop relationships in new markets; (v) the level of demand in the Company’s customers’ end markets; (vi) the Company’s ability to attract, train and retain key qualified personnel; (vii) changes in trade policies, including the imposition of tariffs; (viii) the impact of the COVID-19 pandemic on the Company’s business, results of operations and financial condition; (ix) the impact of the COVID-19 pandemic on the global economy; (x) the ability of the Company to maintain compliance with certain U.S. Government contracting requirements; (xi) regulatory developments in the United States and foreign countries; and (xii) the Company’s ability to protect its intellectual property rights. Forward-looking statements are also subject to additional risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transactions or that the approval of the stockholders of LOKB is not obtained; (iii) the outcome of any legal proceedings that may be instituted against LOKB or the Company following announcement of the Proposed Transactions; (iv) the risk that the Proposed Transactions disrupt LOKB’s or the Company’s current plans and operations as a result of the announcement of the Proposed Transactions; (v) costs related to the Proposed Transactions; (vi) failure to realize the anticipated benefits of the Proposed Transactions; (vii) risks relating to the uncertainty of the projected financial information with respect to the Company; (viii) risks related to the rollout of the Company’s business and the timing of expected business milestones; (ix) the effects of competition on the Company’s business; (x) the amount of redemption requests made by LOKB’s public stockholders; (xi) the ability of LOKB or the combined company to issue equity or equity-linked securities in connection with the Proposed Transactions or in the future; and (xii) those factors discussed in the Registration Statement and in LOKB’s final prospectus filed with the SEC on December 4, 2020 under the heading “Risk Factors” and other documents of LOKB filed, or to be filed, with the SEC.

If any of the risks described above materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by our forward-looking statements. There may be additional risks that neither LOKB nor the Company presently know or that LOKB and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect LOKB’s and the Company’s expectations, plans or forecasts of future events and views as of the date hereof. LOKB and the Company anticipate that subsequent events and developments will cause LOKB’s and the Company’s assessments to change. However, while LOKB and the Company may elect to update these forward-looking statements at some point in the future, LOKB and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing LOKB’s and the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements. Additional information concerning these and other factors that may impact LOKB’s expectations and projections can be found in the Registration Statement and in LOKB’s periodic filings with the SEC, including LOKB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. LOKB’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.6 to the Registrant’s Current Report on Form 8-K filed with the SEC on May 7, 2021).

10.2	Backstop Agreement, dated as of August 20, 2021, by and among Live Oak Acquisition Corp. II, Live Oak Sponsor Partners II, LLC and Encompass Capital Advisors LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK ACQUISITION CORP. II

Date: August 23, 2021	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Chief Financial Officer